EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for (i) the Institutional Class Shares Prospectus of the Cambiar Opportunity Fund, Cambiar International Equity Fund and Cambiar Small Cap Fund and (ii) the Investor Class Shares Prospectus of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund in interactive data format.